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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts", and to use of our report dated February 15, 2000, in the Registration Statement (Form S-1) and related Prospectus of Dealtime.com Ltd.




Tel-Aviv, Israel
March 23, 2000

                                               /s/ KOST, FORER & GABBAY
                                         A member of Ernst & Young international